UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 23, 2020
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LIVENT CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-38694	82-4699376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2929 Walnut Street Philadelphia, Pennsylvania		19104
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

Item 8.01 Other Events.

On March 23, 2020, Livent Corporation (“Livent” or the "Company") issued a press release announcing recent developments affecting its lithium production operations in Argentina as a result of the COVID-19 pandemic.
On March 19, 2020, the government of Argentina enacted an emergency decree ordering a national mandatory quarantine effective from March 20, 2020 through March 31, 2020.  Upon issuance of this government decree, Livent began the process of stopping operations and safely moving employees and contractors off the mountain where the Salar del Hombre Muerto is located.  This was a multi-day process, and the Company suspended all its production operations in the Argentinian provinces of Catamarca and Salta as of mid-day on Sunday, March 22, 2020.
On March 20, 2020, the Argentinian government issued a second decree allowing for certain exemptions.  Livent believes it qualifies for an exemption under this second decree and is working closely with provincial and federal authorities to be given an authorization that would allow operations to resume.  There is no certainty at this time that Livent will receive such an authorization.
In addition, because of the significant practical constraints resulting from actions being taken by authorities around the world in response to the COVID-19 pandemic, the Company has elected to suspend all capital expansion work globally.  Livent intends to restart these capital projects as soon as possible and remains committed to its long-term expansion plans.
Livent will continue monitoring and evaluating developments related to COVID-19 and their impact on its operations.  The Company will make further statements as appropriate.
A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIVENT CORPORATION (Registrant)

By:	/s/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi, Vice President and Chief Financial Officer

Date: March 23, 2020